                                                                    EXHIBIT 10.6


                                     CONSENT


                  This Consent dated as of February 12, 2003. Reference is made to the First Amendment and Waiver Agreement, dated as of December 13, 2002 (the "Amendment Agreement"), to the Credit Agreement, dated as of October 17, 2002 (as the same may be further amended, supplemented or modified from time to time in accordance with its terms, the "Credit Agreement") among PHILLIPS-VAN HEUSEN CORPORATION, a Delaware corporation, THE IZOD CORPORATION, a Pennsylvania corporation, PVH WHOLESALE CORP., a Delaware corporation, PVH RETAIL CORP., a Delaware corporation, IZOD.COM INC., a Delaware corporation, G.H. BASS FRANCHISES INC., a Delaware corporation, CD GROUP INC., a Delaware corporation, the LENDERS party thereto, JPMORGAN CHASE BANK, as Administrative Agent and Collateral Agent, Lead Arranger and Sole Bookrunner, FLEET RETAIL FINANCE INC., as Co-Arranger and Co-Syndication-Agent, SUN TRUST BANK, as Co-Syndication Agent, THE CIT GROUP/COMMERCIAL SERVICES, INC., as Co-Documentation Agent and BANK OF AMERICA, N.A., as Co-Documentation Agent. Terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement (as amended by the Amendment Agreement).

                  Pursuant to the terms of the Amendment Agreement, and as provided in Section 1.12 thereof, the Administrative Agent is permitted to approve amendments to the Schedules provided that such amendments do not have the effect of waiving a Default without the consent of the Required Lenders.

                  The amended Schedules which are annexed to this Consent provide for up to $2,000,000 of letters of credit issued in Italy for the account of Calvin Klein Europe S.r.L.. (Italy) and also provide for unsecured lines of credit up to $30,000,000 from CKI to Calvin Klein (Europe II) Corp. in connection with Calvin Klein stores in London and Paris. Both such items constitute Indebtedness which is not presently permitted under the terms of the Credit Agreement. The Lenders, by executing and delivering this Consent, hereby specifically authorize the Administrative Agent to approve the amended Schedules and permit the additional Indebtedness described therein.

                  Section 1.10 of the Amendment Agreement restated in its entirety Section 6.06 of the Credit Agreement dealing with Restricted Payments. One of the purposes of such restatement was to provide relief for PVH with respect to cash dividends on its common stock in fiscal year 2003 by modifying the requirements with respect to Average Availability and Covenant Availability. Through inadvertent error, such relief was provided with respect to Average Availability, but not with respect to Covenant Availability. Accordingly, the Lenders, by executing and delivering this Consent, hereby agree to a substitution of page 10 of the

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Amendment Agreement in the form annexed hereto indicating the change proposed to correct the previous error for the existing page 10 in the Amendment Agreement.



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

                  The parties hereto, intending to be legally bound, have executed and delivered the foregoing Consent as of the day and year first above written.


                                 PHILLIPS-VAN HEUSEN CORPORATION, Borrower

                                 By: /s/ Pamela N. Hootkin
                                    ---------------------------------------
                                     Name: Pamela N. Hootkin
                                     Title: Vice-President


                                 THE IZOD CORPORATION, Borrower

                                 By: /s/ Pamela N. Hootkin
                                    ---------------------------------------
                                     Name: Pamela N. Hootkin
                                     Title: Vice-President


                                 PVH WHOLESALE CORP., Borrower

                                 By: /s/ Pamela N. Hootkin
                                    ---------------------------------------
                                     Name: Pamela N. Hootkin
                                     Title: Vice-President


                                 PVH RETAIL CORP., Borrower

                                 By: /s/ Pamela N. Hootkin
                                    ---------------------------------------
                                     Name: Pamela N. Hootkin
                                     Title: Vice-President


                                 IZOD.COM. INC., Borrower

                                 By: /s/ Pamela N. Hootkin
                                    ---------------------------------------
                                     Name:  Pamela N. Hootkin
                                     Title: Vice-President



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


                                 G.H. BASS FRANCHISES INC., Borrower

                                 By: /s/ Pamela N. Hootkin
                                    ---------------------------------------
                                     Name: Pamela N. Hootkin
                                     Title: Vice-President


                                 CD GROUP INC., Borrower

                                 By: /s/ Pamela N. Hootkin
                                    ---------------------------------------
                                     Name: Pamela N. Hootkin
                                     Title: Vice-President


                                 JPMORGAN CHASE BANK, individually and as Administrative and Collateral Agent, and as Lead Arranger

                                 By: /s/ Jeffrey A. Ackerman
                                    ---------------------------------------
                                     Name: Jeffrey A. Ackerman
                                     Title: Vice-President


                                 FLEET RETAIL FINANCE INC., individually and as Co-Arranger and Co-Syndication Agent,

                                 By: /s/ Sally A. Sheehan
                                    ---------------------------------------
                                     Name: Sally A. Sheehan
                                     Title: Managing Director


                                 SUN TRUST BANK, individually and as
                                 Co-Syndication Agent,

                                 By: /s/ Mike Lapresi
                                    ---------------------------------------
                                     Name: Mike Lapresi
                                     Title: Director


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                                 THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                                 individually and as Co-Documentation Agent,

                                 By: /s/ Kevin. J. Winsch
                                    ---------------------------------------
                                     Name: Kevin J. Winsch
                                     Title: Vice-President


                                 BANK OF AMERICA, N.A., individually and as
                                 Co-Documentation Agent,

                                 By: /s/ Robert Scolzitti
                                    ---------------------------------------
                                     Name: Robert Scolzitti
                                     Title: Vice-President


                                 THE BANK OF NEW YORK

                                 By: /s/ James S. Ducey
                                    ---------------------------------------
                                     Name: James. S. Ducey
                                     Title: Vice-President


                                 PNC BANK, NATIONAL ASSOCIATION

                                 By: /s/ Edward Chonko
                                    ---------------------------------------
                                     Name: Edward Chonko
                                     Title: Assistant Vice-President


                                 WHITEHALL BUSINESS CREDIT CORPORATION

                                 By: /s/ Joseph A. Klapkowski
                                    ---------------------------------------
                                     Name: Joseph A. Klapkowski
                                     Title: Duly Authorized Signatory

                                 TRANSAMERICA BUSINESS CAPITAL CORPORATION

                                 By: /s/ Michael S. Burns
                                    ---------------------------------------
                                     Name: Michael S. Burns
                                     Title: Senior Vice-President


                                 STANDARD FEDERAL BANK NATIONAL ASSOCIATION

                                 By:LASALLE BUSINESS CREDIT, INC., as Agent
                                 (formerly known as Michigan National Bank,
                                 as successor-in-interest to Mellon Bank, Inc.)

                                 By: /s/ Karoline A. Moxham
                                    ---------------------------------------
                                     Name: Karoline A. Moxham
                                     Title: Assistant Vice President


                                 CONGRESS FINANCIAL CORPORATION

                                 By: /s/ Mark J. Breier
                                    ---------------------------------------
                                     Name: Mark J. Breier
                                     Title: Vice-President


                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By: /s/ William S. Richardson
                                    ---------------------------------------
                                     Name: William S. Richardson
                                     Title: Duly Authorized Signatory


                                 BANK LEUMI USA

                                 By: /s/ John Koenigsberg
                                    ---------------------------------------
                                     Name: John Koenigsberg
                                     Title: First Vice-President


                                 By: /s/ Phyllis Rosenfeld
                                    ---------------------------------------
                                     Name: Phyllis Rosenfeld
                                     Title: Vice-President



                                        6
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                  stock or pay cash dividends pursuant to clause (d) in any
                  fiscal quarter to the extent that (i) the Restricted Payment would not be permitted in such fiscal quarter under the Subordinated Debt Documents, (ii) Average Availability for the 30 day period prior to the date of such Restricted Payment, both before and immediately after giving effect to such Restricted Payment, shall be less than $70,000,000 or, solely in the case of fiscal year 2003, if such cash dividend is with respect to its common stock, $50,000,000, (iii) on the date of such Restricted Payment, both before and immediately after giving effect to such Restricted Payment, Covenant Availability shall be less than $70,000,000 OR, SOLELY IN THE CASE OF FISCAL YEAR 2003, IF SUCH CASH DIVIDEND IS WITH RESPECT TO ITS COMMON STOCK, $50,000,000 or (iv) a Default exists or the making of such Restricted Payment would result in a Default; provided, further, that if such cash dividend is with respect to the Preferred Stock (Convertible), the Leverage Ratio for the most recently ended fiscal quarter prior to such proposed Restricted Payment shall not be greater than 2.00:1.00."

                  1.11 Article VII of the Credit Agreement is hereby amended by deleting "or" at the end of subsection (o) thereof, inserting "or" at the end of subsection (p) and adding a new subsection (q) thereto as follows:

                           "(q) (i) an event described in subsections (g), (h)
                  or (j) shall occur with respect to the CKI Trust or (ii) the trust agreement or other operative documents with respect to the CKI Trust shall be modified, amended or altered in a manner which could have a material adverse effect on the CKI Trust or otherwise be materially disadvantageous to the Lenders or (iii) the provisions of the CKI Intercreditor Agreement shall for any reason be revoked or invalidated or the validity or enforceability thereof be contested in any manner or (iv) PVH shall fail to comply with any of the provisions in the Certificate of Designation for the Preferred Stock (Convertible);"

                  1.12 To reflect the consummation of the Transaction, Schedules 3.05, 3.08, 3.09, 3.16, 6.01, 6.04 and 6.08 to the Credit Agreement shall be amended as approved by the Administrative Agent (but no such amendment shall have the effect of waiving a Default without the consent of the Required Lenders). In addition, Schedules 3.06 and 3.07 shall be added to the Credit Agreement to reflect modifications to the corresponding representations and warranties by reason of the consummation of the Transaction as approved by the Administrative Agent (but no such amendment shall have the effect of waiving a Default without the consent of the Required Lenders).



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